SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 26, 2004


                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                    0-23340                      51-0332317
    --------                    -------                      ----------
(State or other               (Commission                  (IRS Employer
  jurisdiction               File Number)              Identification Number)
of incorporation


 105 Westpark Drive, Suite 200, Brentwood, Tennessee                    37027
 ---------------------------------------------------                    -----
       (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On July 26, 2004, America Service Group Inc. (the "Company") issued a press release reporting results for the second quarter and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICA SERVICE GROUP INC.



Date:  July 26, 2004            By:  /s/ Michael Taylor
                                   -----------------------------------------
                                   Michael Taylor
                                   Senior Vice President and Chief
                                   Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibits
---------         -----------------------
     99.1         Press release dated July 26, 2004, issued by America Service
                  Group Inc. reporting results for the second quarter and six months ended June 30, 2004.